UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.	Other Events.

United Technologies Corporation (UTC) is filing the historical annual financial information included in this Current Report on Form 8-K solely to show the effects on prior periods of UTC’s election to early adopt the provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), “Share-Based Payment”, (SFAS No. 123(R)). This standard requires the cost of stock options to be measured at fair value on the grant date and recognized in the statement of operations generally over the vesting period. In its first quarter 2005 Form 10-Q, UTC restated its unaudited condensed consolidated financial statements for the quarter ended March 31, 2004 to adjust for its modified retrospective adoption of SFAS 123(R). In addition, UTC is required to restate all other periods prior to January 1, 2005 to reflect its modified retrospective adoption of SFAS 123(R) as if SFAS 123(R) had been adopted on January 1, 1995, the original effective date of SFAS No. 123, “Accounting for Stock-Based Compensation”. The treatment of SFAS No. 123(R) was appropriate in UTC’s 2004 Form 10-K as the provisions of this standard were not adopted until January 1, 2005. Therefore, the filing of this Form 8-K is not an amendment to UTC’s 2004 Form 10-K.

In the first quarter of 2005, UTC reclassified interest income from segment revenues and operating profit to Eliminations and other. Prior periods are restated herein for comparability.

In light of UTC’s decision to adopt SFAS 123(R) in the first quarter of 2005 using the modified retrospective method, as reflected in its Form 10-Q for the period ended March 31, 2005, any filing of a new registration statement with the SEC requires UTC also to reflect its adoption of SFAS 123(R), as well as the reclassification of interest income, in the historical financial statement information previously presented in its 2004 Form 10-K. UTC has prepared the information presented in this Form 8-K in order to meet this requirement, so that it is able to file registration statements, including shelf registration statements on Form S-3, with the SEC as needed to provide for its future capital needs.

Subsequent to March 31, 2005, but prior to the filing of the first quarter Form 10-Q, UTC’s Board of Directors approved a 2-for-1 common stock split in the form of a stock dividend. Pro forma financial information has been presented in the notes to the Consolidated Financial Statements to show the effects of the stock dividend as though it had occurred as of the beginning of all periods presented.

UTC is filing the following historical annual financial information to show the effect of the retroactive adoption of SFAS No. 123(R) and the interest income reclassification:

•	Selected financial data for the years ended December 31, 2000 through December 31, 2004;

•	Management’s discussion and analysis of financial condition and results of operations;

•	Consolidated financial statements as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and notes to the consolidated financial statements;

•	Ratio of earnings to fixed charges for the fiscal years ended December 31, 2000 through December 31, 2004; and

•	Computations of Per Share Earnings.

Except as specifically set forth herein, this information does not reflect any other events occurring after the original filing date of the 2004 Form 10-K on February 10, 2005. For a discussion of events and developments subsequent to the original filing date of the Form 10-K, please refer to the reports and other information UTC has filed with the Securities and Exchange Commission since the original filing date, including UTC’s Form 10-Q for the period ended March 31, 2005.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are included herewith:

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6 – Selected Financial Data

99.2	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 – Financial Statements and Supplementary Data

99.4	Ratio of Earnings to Fixed Charges

99.5	Computations of Per Share Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: May 6, 2005	By:	/s/ Gregory J. Hayes
Gregory J. Hayes
Vice President, Accounting and Control